EXHIBIT 32.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF
UCDP FINANCE, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of Universal City Development Partners, Ltd. and UCDP Finance, Inc. (the "Company") on Form 10-Q for the period ending June 26, 2004 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Short, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2004	By: /s/ Michael J. Short Michael J. Short Treasurer (Principal Financial Officer)